UNITED STATES
SECURITIES AND EXCHANGE COMMISSION



Washington, D.C. 20549
________________________________________



FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 26, 1999


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana	1-4566	81-0170530
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 4.

ITEM 5.	Other Events.

	Fourth Quarter Financial Results

	The Montana Power Company reported consolidated net income of $2.95 per share for the year ended December 31, 1998 -- an increase of 66 cents or 29 percent over 1997 earnings of $2.29 per share. Fourth-quarter earnings in 1998 were $1.26 per share, compared to 93 cents a share in the same quarter of 1997.

	The financial performance in 1998 reflects the Nonutility business successes the Company is having, which significantly offset the short-term impacts of utility deregulation and very weak oil and gas prices. The independent power and telecommunications businesses provided a significant increase in both our fourth-quarter and annual earnings. Besides the impact of deregulation, the utility operations were affected by weather that was 6 percent warmer than normal.

	Montana Power's consolidated revenues for 1998 were $1.25 billion compared to $1.02 billion in 1997. Net income available for common stock was $161.9 million compared to $124.9 million the preceding year.

	Approximately 65 cents of the fourth-quarter earnings resulted from two events. An arbitration panel ruled that the Bonneville Power Administration breached the power purchase agreement with an independent power project at Frederickson, Washington, in which the company was an investor, resulting in receipt of about $44 million. The sale of another independent power project netted approximately $14 million.

	The 1998 Utility earnings were adversely affected by warmer weather. Increased rates, general business growth and increased secondary sales resulted in an increase of $17 million in electric revenues, while natural gas revenues decreased by $15 million. Although lower maintenance expenses reduced power-supply costs, the Utility also was affected by charges associated with curtailment of a benefit plan and a writedown of land which had been held for future generating plant construction.

	Nonutility earnings reflected the independent power transactions mentioned earlier, as well as that group's settlement in the third quarter with a power purchaser which increased earnings by 14 cents per share.

	Touch America, the company's telecommunications subsidiary, benefited by $11 million from sales of dark fiber on its Portland to Los Angeles expansion. Telecommunications operations revenues increased to nearly $100 million from around $48 million last year as a result of a full year's operation of its expanded fiber-optic network linking Seattle and Minneapolis-St. Paul, and Denver to Canada, dark fiber sales and increased long-distance revenue.

	Coal tonnage sold was up by 6 percent, but prices were relatively flat and higher revenues were mostly offset by increased operating expenses.

	Oil and gas earnings were down when compared with 1997 primarily due to production constraints and prices well below 1997 levels. However, the division continued to increase its reserves, in anticipation of price improvements.

	In 1998, Nonutility earnings per share increased to $2.01 from $1.21; the 1997 figure had included the after-tax gain of $6 million from the sale of properties in Brazil. Utility earnings decreased to $0.94 from $1.08.

	This Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 at Item 7, "Management's Discussion and Analysis of
Financial Conditions and Results of Operations - Safe Harbor for Forward-Looking Statements." Forward-looking statements are all statements other than statements of historical fact, including without limitation those that are identified by the use of the words "expects," "believes," "anticipate" and similar expressions

	Further details of the Company's results of operations will be provided in the Annual Report on Form 10-K which will be filed in March.

	For comparative purposes, the following table shows the breakdown of primary consolidated net income per share:
	Quarter Ended
	December 31,
				1998 		1997

	Utility Operations	$	0.30	$	0.47
	Nonutility Operations		0.96		0.46
		Consolidated	$	1.26	$	0.93

	Year Ended
	December 31,
				1998 		1997

	Utility Operations	$	0.94	$	1.08
	Nonutility Operations		2.01		1.21
		Consolidated	$	2.95	$	2.29

</PAGE

ITEM 7.	Exhibits.

99a	Preliminary Consolidated Statements of Income for the Quarters Ended
December 31, 1998 and 1997, and for the Years Ended December 31, 1998 and
1997.

99b	Preliminary Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended December 31, 1998 and 1997, and for the Years Ended
December 31, 1998 and 1997.

99c	Preliminary Nonutility Operations Schedule of Revenues and Expenses for
the Quarters Ended December 31, 1998 and 1997, and for the Years Ended
December 31, 1998 and 1997.

99d	Preliminary Operating Statistics

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


			THE MONTANA POWER COMPANY
		(Registrant)


		By /s/ J. P. Pederson
		J. P. Pederson
		Vice President and Chief Financial
		and Information Officer

Dated:	January 26, 1999

	Exhibit Index

Exhibit		Page

99a	Preliminary Consolidated Statements of Income for the
Quarters Ended December 31, 1998 and 1997, and for the
Years Ended December 31, 1998 and 1997. 	6

99b	Preliminary Utility Operations Schedule of Revenues and
Expenses for the Quarters Ended December 31, 1998 and 1997,
and for the Years Ended December 31, 1998 and 1997.	7

99c	Preliminary Nonutility Operations Schedule of Revenues and
Expenses for the Quarters Ended December 31, 1998 and 1997,
and for the Years Ended December 31, 1998 and 1997.	8-9

99d	Preliminary Operating Statistics	10

Exhibit 99a

THE MONTANA POWER COMPANY AND SUBSIDIARIES
PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
	Quarter Ended	Year Ended
			December 31,				December 31,
	1998	1997	1998	1997
		Thousands of Dollars
REVENUES		$	392,400	$	291,936	$	1,253,724	$	1,023,597

EXPENSES:
	Operations		162,162	128,998	528,196	420,032
	Maintenance		20,340	17,733	81,064	82,702
	Selling, general and administrative		39,519	33,363	128,741	116,054
	Taxes other than income taxes		23,598	20,044	96,181	92,967
	Depreciation, depletion and amortization			26,593		26,564		112,665		95,340
				272,212		226,702		946,847		807,095

	INCOME FROM OPERATIONS		120,188	65,234	306,877	216,502

INTEREST EXPENSE AND OTHER:
	Interest		17,288	15,273	60,851	54,667
	Distributions on company obligated
		mandatorily redeemable preferred
		securities of subsidiary trust		1,373	1,373	5,492	5,492
	Other (income) deductions - net			(233)		(20,417)		(3,260)		(34,159)
			18,428 	(3,771)	63,083	26,000

INCOME TAXES			31,361		17,572		78,174		61,870

NET INCOME		70,399	51,433	165,620	128,632
DIVIDENDS ON PREFERRED STOCK			921		921		3,690		3,690

NET INCOME AVAILABLE FOR COMMON STOCK		$	69,478	$	50,512	$	161,930	$	124,942

AVERAGE NUMBER OF COMMON SHARES
	OUTSTANDING (000)		55,051		54,686	54,981	54,649

BASIC NET INCOME PER SHARE OF COMMON STOCK		$	1.26	$	0.93	$	2.95	$	2.29

FULLY DILUTED EARNINGS PER SHARE OF
	COMMON STOCK		$	1.26	$	0.92	$	2.94	$	2.28


Exhibit 99b

PRELIMINARY UTILITY OPERATIONS
	Quarter Ended	Year Ended
			December 31,				December 31,
	1998	1997	1998	1997
		Thousands of Dollars
ELECTRIC UTILITY:

REVENUES:
	Revenues		$	122,620	$	112,351	$	450,719	$	435,986
	Intersegment revenues			3,144		1,282		7,576		4,685
			125,764	113,633	458,295	440,671
EXPENSES:
	Power supply		40,009	43,091	137,416	143,224
	Transmission and distribution		13,146	10,282	40,182	38,359
	Selling, general and administrative		14,624	12,722	53,017	50,872
	Taxes other than income taxes		10,380	7,345	46,316	45,540
	Depreciation and amortization			15,367		13,061		54,922		51,674
				93,526		86,501		331,853		329,669

	INCOME FROM ELECTRIC OPERATIONS		32,238	27,132	126,442	111,002

NATURAL GAS UTILITY:

REVENUES:
	Revenues (other than including gas supply
		cost revenues) 		23,708	32,716	75,112	105,220
	Gas supply cost revenues		9,178	6,000	31,940	17,135
	Intersegment revenues			258		149		727		588
			33,144	38,865	107,779	122,943
EXPENSES:
	Gas supply costs		9,178	6,000	31,940	17,135
	Other production, gathering and exploration	750	1,963	2,284	8,572
	Transmission and distribution		4,465	3,551	15,556	14,163
	Selling, general and administrative		5,314	5,041	20,191	17,889
	Taxes other than income taxes		4,131	2,730	14,084	15,251
	Depreciation, depletion and amortization			2,091		2,572		8,705		11,939
				25,929		21,857		92,760		84,949

	INCOME FROM GAS OPERATIONS		7,215	17,008	15,019	37,994

INTEREST EXPENSE AND OTHER INCOME:
	Interest		15,662	14,084	56,357	52,191
	Distributions on company obligated
		mandatorily redeemable 	preferred
		securities of subsidiary trust		1,374	1,373	5,493	5,492
	Other (income) deductions - net			(189)		(6,744)		(2,123)		(7,128)
				16,847		8,713		59,727		50,555

INCOME BEFORE INCOME TAXES		22,606	35,427	81,734	98,441

INCOME TAXES			5,098		8,949		26,559		35,643

DIVIDENDS ON PREFERRED STOCK			921		921		3,690		3,690

UTILITY NET INCOME AVAILABLE FOR
	COMMON STOCK		$	16,587	$	25,557	$	51,485	$	59,108


Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS
	Quarter Ended	Year Ended
			December 31,				December 31,
	1998	1997	1998	1997
		Thousands of Dollars
COAL:

REVENUES:
	Revenues		$	49,092	$	45,371	$	177,961	$	167,623
	Intersegment revenues			10,295		10,292		38,796		34,164
			59,387	55,663	216,757	201,787
EXPENSES:
	Operations and maintenance		35,933	32,310	132,963	119,085
	Selling, general and administrative		7,504	6,162	20,588	21,355
	Taxes other than income taxes		7,043	6,850	24,050	23,455
	Depreciation, depletion and amortization			(666)		4,341		6,596		9,043
				49,814		49,663		184,197		172,938

	INCOME FROM COAL OPERATIONS		9,573	6,000	32,560	28,849

OIL AND NATURAL GAS:

REVENUES:
	Revenues 		61,020	47,542	204,142	163,656
	Intersegment revenues			9,036		2,890		24,597		3,120
			70,056	50,432	228,739	166,776
EXPENSES:
	Operations and maintenance		57,695	41,354	173,408	118,266
	Selling, general and administrative		6,542	3,203	20,925	10,723
	Taxes other than income taxes		1,295	992	4,908	4,555
	Depreciation, depletion and amortization			6,332		4,154		22,259		16,922
				71,864		49,703		221,500		150,466

	INCOME FROM OIL AND NATURAL
		GAS OPERATIONS		(1,808)	729	7,239	16,310

INDEPENDENT POWER:

REVENUES:
	Revenues		19,173	18,706	73,707	70,932
	Earnings from unconsolidated investments		60,346	7,042	89,525	14,980
	Intersegment revenues			389		248		2,014		1,820
			79,908	25,996	165,246	87,732
EXPENSES:
	Operations and maintenance		17,100	16,562	65,009	63,837
	Selling, general and administrative		1,718	1,198	4,746	4,290
	Taxes other than income taxes		404	400	1,767	1,868
	Depreciation, depletion and amortization			776		860		9,005		2,774
				19,998		19,020		80,527		72,769

INCOME FROM INDEPENDENT POWER OPERATIONS		$	59,910	$	6,976	$	84,719	$	14,963


Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS (continued)

	Quarter Ended	Year Ended
			December 31,				December 31,
	1998	1997	1998	1997
		Thousands of Dollars

TELECOMMUNICATIONS:

REVENUES:
	Revenues		$	23,970	$	21,043	$	87,748	$	45,932
	Earnings from unconsolidated investments			4,036		381		10,909		435
	Intersegment revenues			352			922		1,298		1,558
			28,358	22,346	99,955	47,925
EXPENSES:
	Operations and maintenance		7,173	6,198	27,110	22,385
	Selling, general and administrative		4,083	3,212	12,172	8,825
	Taxes other than income taxes		(251)	1,723	3,623	2,294
	Depreciation, depletion and amortization			1,805		1,452		7,090		2,494
				12,810		12,585		49,995		35,998

	INCOME FROM TELECOMMUNICATIONS
		OPERATIONS		15,548	9,761	49,960	11,927

OTHER OPERATIONS:

REVENUES:
	Revenues		19,007	73	47,988	939
	Intersegment revenues			861		2,924		2,314		5,719
			19,868	2,997	50,302	6,658
EXPENSES:
	Operations and maintenance		19,812	1,510	51,634	3,780
	Selling, general and administrative		1,060	3,728	2,211	6,922
	Taxes other than income taxes		596	6	1,431	6
	Depreciation, depletion and amortization			886		123		4,089		493
				22,354		5,367		59,365		11,201

	LOSS FROM OTHER OPERATIONS		(2,486)	(2,370)	(9,063)	(4,543)

INTEREST EXPENSE AND OTHER INCOME:
	Interest		4,384	2,371	11,420	6,605
	Other (income) deductions - net			(2,803)		(14,854)		(8,065)		(31,160)
				1,581		(12,483)		3,355		(24,555)

INCOME BEFORE INCOME TAXES		79,156	33,579	162,060	92,061

INCOME TAXES			26,265		8,624		51,615		26,227

NONUTILITY NET INCOME AVAILABLE FOR
	COMMON STOCK		$	52,891	$	24,955	$	110,445	$	65,834


	Exhibit 99d

PRELIMINARY OPERATING STATISTICS
		Quarter Ended			Year To Date
		 December 31,			December 31,
	1998		1997	Change	%	1998	1997	Change	%

ELECTRIC UTILITY GENERATON (Mwhs):
	Hydroelectric		863,325	1,031,063	(167,738)	(16%)	3,741,873	4,126,090	(384,217)	(9%)
	Coal Fired		1,251,771		1,192,928		  58,843		 5%	4,515,132	4,290,131	225,001		5%
	Total		2,115,096	2,223,991	(108,895)	(5%)	8,257,005	8,416,221	(159,216)	(2%)

HEATING DEGREE DAYS:		2,795	2,813	(18)	(1%)	7,488	7,944	(456)	(6%)
				Normal	7,952

COAL SALES (thousand of tons):
	Montana		2,680	2,700	(20)	(1%)	10,499	9,127	1,372		15%
	Texas			2,437		2,390		47	 2%			 8,832		 9,187		 (355)		 (4%)
	Total		5,117	5,090	27	1%	19,331	18,314	1,017	6%

NONUTILITY OIL & GAS PRODUCTION SALES VOLUMES:
	Oil (Bbls)		143,717		146,618	(2,901)	(2%)	605,657	974,072	(368,415)	(38%)

	Natural Gas (Mcfs)		6,737,952	3,976,497	2,761,455	69%	25,871,265	14,242,251	11,629,014	82%

	N G Liquids (Bbls))		141,165	126,863	14,302	11%	602,354	453,965	148,389	33%
